SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 22, 2001
(Date of earliest event reported)

MSDW Structured Asset Corp.
(Sponsor)
(Issuer in Respect of
SATURNS Trust No. 2001-3)
(Exact name of registrant as specified in charter)

Delaware 333-64879 13-4026700
(State or other juris- (Commission (I.R.S. Employer
diction of organization) File No.) Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code (212) 761-2520

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

Not Applicable

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

(c) Exhibits

Exhibit No. Description

99 Semi Annual distribution report pursuant to
the Trust Agreement for the distribution on
December 03, 2001

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

LASALLE BANK N.A., IN
ITS CAPACITY AS TRUSTEE
UNDER THE TRUST AGREEMENT ON
BEHALF OF MSDW Structured Asset
Corp., Registrant

By: /s Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

Date: December 03, 2001

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	12/03/2001
			IBM DEBENTURE-BACKED		PAYMENT DATE:	12/03/2001

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2001-1
			PRIOR PAYMENT:	06/01/2001
			NEXT PAYMENT:	06/03/2002
					RECORD DATE:	11/15/2001

ABN AMRO ACCT: 67-8762-10-5
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	BRIAN AMES (312) 904-7807			SABRYNA TRAN (714) 282-3980 (227)
	BRIAN.AMES@ABNAMRO.COM			STRAN@LNBABS.COM

PAGE(S)
ISSUE ID:	SAT00101			CLOSING DATE:	4/24/2001
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	6/1/2001
MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4
	SAT00101_200112_3.ZIP	OTHER RELATED INFORMATION - SAT00101	PAGE 5
		RATING INFORMATION	PAGE 6

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: STANDARD & POOR'S CORPORATION/MOODY'S INVESTORS SERVICE, INC.

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

12/03/2001 - 12:16 (F327) 2001 LASALLE BANK N.A.					PAGE 1 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

		IBM DEBENTURE-BACKED							STATEMENT DATE:	12/03/2001

		SERIES 2001-1							PAYMENT DATE:	12/03/2001

WAC:		42.750000%							PRIOR PAYMENT:	06/01/2001
									NEXT PAYMENT:	06/03/2002
									RECORD DATE:	11/15/2001

		ABN AMRO ACCT: 67-8762-10-5

		ORIGINAL	OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)	BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP		PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
UNIT		49,662,000.00	49,662,000.00	0.00	0.00	0.00	49,662,000.00	1,769,208.75	0.00	7.12500000%
804097202			1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	35.625000000	0.000000000	FIXED

	TOTAL	49,662,000.00	49,662,000.00	0.00	0.00	0.00	49,662,000.00	1,769,208.75	0.00

							TOTAL P&I PAYMENT	1,769,208.75

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
12/03/2001 - 12:16 (F327) 2001 LASALLE BANK N.A.									PAGE 2 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
IBM DEBENTURE-BACKED	STATEMENT DATE:	12/03/2001
SERIES 2001-1	PAYMENT DATE:	12/03/2001
PRIOR PAYMENT:	06/01/2001
NEXT PAYMENT:	06/03/2002
RECORD DATE:	11/15/2001
ABN AMRO ACCT: 67-8762-10-5
CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	SERVICING FEE SUMMARY	PRINCIPAL SUMMARY
CURRENT SCHEDULED INTEREST	1,769,208.75	CURRENT SERVICING FEES	0.00	SCHEDULED:
LESS DEFERRED INTEREST	0.00	PLUS FEES ADVANCED FOR PPIS	0.00	CURRENT SCHEDULED PRINCIPAL	0.00
PLUS ADVANCE INTEREST	0.00	LESS REDUCTION FOR PPIS	0.00	ADVANCED SCHEDULED PRINCIPAL	0.00
PLUS UNSCHEDULED INTEREST	0.00	PLUS DELINQUENT SERVICING FEES	0.00	SCHEDULED PRINCIPAL DISTRIBUTION	0.00
PPIS REDUCING SCHEDULED INTEREST	0.00	TOTAL SERVICING FEES	0.00	UNSCHEDULED:
LESS TOTAL FEES PAID TO SERVICER	0.00	CURTAILMENTS	0.00
PLUS FEES ADVANCED FOR PPIS	0.00	PREPAYMENTS IN FULL	0.00
LESS FEE STRIPS PAID BY SERVICER	0.00	PPIS SUMMARY	LIQUIDATION PROCEEDS	0.00
LESS MISC. FEES & EXPENSES	0.00	GROSS PPIS	0.00	REPURCHASE PROCEEDS	0.00
LESS NON RECOVERABLE ADVANCES	0.00	REDUCED BY PPIE	0.00	OTHER PRINCIPAL PROCEEDS	0.00
INTEREST DUE TRUST	1,769,208.75	REDUCED BY SHORTFALLS IN FEES	0.00	UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00
LESS TRUSTEE FEE	0.00	REDUCED BY OTHER AMOUNTS	0.00	REMITTANCE PRINCIPAL	0.00
LESS FEE STRIPS PAID BY TRUST	0.00	NET PPIS	0.00
LESS MISC. FEES PAID BY TRUST	0.00	PPIS REDUCING SERVICING FEE	0.00	SERVICER WIRE AMOUNT	1,769,208.75
LESS INTEREST RESERVE WITHHOLDING	0.00	PPIS ALLOCATED TO CERTIFICATES	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00
REMITTANCE INTEREST	1,769,208.75	POOL BALANCE SUMMARY
BALANCE/AMOUNT	COUNT
BEGINNING POOL	49,662,000.00	1
SCHEDULED PRINCIPAL DISTRIBUTION	0.00
UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00	0
DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0
REPURCHASES	0.00	0
ENDING POOL	49,662,000.00	1
ADVANCES
PRIOR OUTSTANDING	CURRENT PERIOD	RECOVERED	ENDING OUTSTANDING
PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST
MADE BY:	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

12/03/2001 - 12:16 (F327) 2001 LASALLE BANK N.A.	PAGE 3 OF 6

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

IBM DEBENTURE-BACKED	STATEMENT DATE:	12/03/2001
PAYMENT DATE:	12/03/2001
SERIES 2001-1
PRIOR PAYMENT:	06/01/2001
NEXT PAYMENT:	06/03/2002
RECORD DATE:	11/15/2001

ABN AMRO ACCT: 67-8762-10-5
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED	ADD.
DEFERRED &

PRIOR	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	TRUST	ACCRETION	INTEREST	INT. SHORT-	MENT	INTEREST	CERTIFICATE	PAYMENT	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	EXPENSE (1)	INTEREST	LOSSES	FALLS DUE	PENALTIES	PROCEEDS (2)
INTEREST

AMOUNT	SHORTFALLS	ORIGINAL	CURRENT(3)

UNIT	30/360	180	7.125000000%	1,769,208.75	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,769,208.75	1,769,208.75	0.00	NA	NA
1,769,208.75	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,769,208.75	1,769,208.75	0.00

(1) ADDITIONAL TRUST EXPENSES ARE FEES ALLOCATED DIRECTLY TO THE BOND RESULTING IN A DEDUCTION TO ACCRUED INTEREST.
(2) OTHER INTEREST PROCEEDS INCLUDE DEFAULT INTEREST, PPIE, INTEREST DUE ON OUTSTANDING LOSSES, INTEREST DUE ON OUTSTANDING SHORTFALLS AND RECOVERIES OF INTEREST.
(3) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 6
12/03/2001 - 12:16 (F327) 2001 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
IBM DEBENTURE-BACKED				STATEMENT DATE:		12/03/2001
	SERIES 2001-1					PAYMENT DATE:	12/03/2001
						PRIOR PAYMENT:	06/01/2001
						NEXT PAYMENT:	06/03/2002
						RECORD DATE:	11/15/2001
ABN AMRO ACCT: 67-8762-10-5
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECIPIENTS	SWAP AMOUNT RECEIVED		NEXT SWAP RATE

		NONE	0.00	0.00%

12/03/2001 - 12:16 (F327) 2001 LASALLE BANK N.A.						PAGE 5 OF 6

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		IBM DEBENTURE-BACKED						STATEMENT DATE:	12/03/2001
					SERIES 2001-1					PAYMENT DATE:	12/03/2001
										PRIOR PAYMENT:	06/01/2001
										NEXT PAYMENT:	06/03/2002
										RECORD DATE:	11/15/2001
ABN AMRO ACCT: 67-8762-10-5
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			UNIT	804097202		A1	A+

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		12/03/2001 - 12:16 (F327) 2001 LASALLE BANK N.A.								PAGE 6 OF 6